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                        KENSINGTON STRATEGIC REALTY FUND

                         Supplement dated March 23 2001
                     to the Prospectus dated August 1, 2000



Effective March 26, 2001, shareholders of the Fremont Real Estate Securities Fund are entitled to purchase Class A shares of the Kensington Strategic Realty Fund without the imposition of a sales charge on such purchases. This sales charge waiver privilege will remain in effect until May 15, 2001. This sales charge waiver will not apply to the Class B and Class C shares of the Kensington Strategic Realty Fund. In order to accommodate shareholders of the Fremont Real Estate Securities Fund who hold their shares of the Fremont Real Estate Securities Fund at financial intermediaries, customers of these financial intermediaries may be entitled to purchase Class A shares of the Kensington Strategic Realty Fund without the imposition of a sales charge on purchases of Class A shares of the Kensington Strategic Realty Fund made through these financial intermediaries until May 15, 2001. Class B and Class C shares of the Kensington Strategic Realty Fund are not available for purchase through certain financial intermediaries and are not subject to this sales charge waiver privilege.



INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE